UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                           FORM 8-K



                       CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 9, 2004


                   NICHOLAS FINANCIAL, INC.
    (Exact name of registrant as specified in its Charter)


   British Columbia, Canada       0-26680          8736-3354
(State or Other Jurisdiction of  (Commission   (I.R.S. Employer
 Incorporation or Organization)   File Number)  Identification No.)

  2454 McMullen Booth Road, Building C
        Clearwater, Florida                             33759
(Address of Principal Executive Offices)              (Zip Code)


                        (727) 726-0763
     (Registrant's telephone number, Including area code)


                        Not applicable
    (Former name, former address and former fiscal year, if
                 changed since last report)

Item 5.   Other Events

The company announced today that it plans to offer approximately 1,500,000 shares of common stock in a public offering. The proceeds of the issuance are expected to be used to pay down the Company's line of credit. In addition, approximately 900,000 shares of common stock will be offered by a group of selling shareholders.

The Company also announced that its common stock began trading today on the NASDAQ National Market under the symbol "NICK." The Company's common stock was quoted and traded on the Nasdaq SmallCap System under the symbol "NICK" through April 6, 2004.

A copy of the Company's press release announcing the foregoing actions is attached as Exhibit 26 to this Report on Form 8-K and incorporated herein by reference.

Item  7. Financial Statements  and Exhibits

(c)  Exhibits        Description of Document

   Exhibit No.
     26         Press release announcing issuance of
                common stock in a secondary offering and also commencement of trading on the National Market
                System on NASDAQ dated April 8, 2004

                         SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                  NICHOLAS FINANCIAL, INC.
                        (Registrant)


  Date: April  9, 2004          /s/ Peter L. Vosotas
                                Peter L. Vosotas
                                Chairman, President,
                                Chief Executive Officer
                                (Principal Executive Officer)

  Date: April 9, 2004            /s/ Ralph T. Finkenbrink
                                 Ralph T. Finkenbrink
                                 (Principal Financial Officer
                                  and Accounting Officer)

                         Exhibit Index


Exhibit No.

     26        Press Release Dated April 8, 2004

EXHIBIT 26 TO FORM 8-K



                     FOR IMMEDIATE RELEASE
Nicholas

Nicholas Financial, Inc.
Corporate Headquarters

2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759


Contact:   Ralph Finkenbrink
           Sr. Vice President, Finance

NASDAQ: NICK
Web site:  www.nicholasfinancial.com
Ph # - 727-726-0763
Fax # - 727-726-2140



Nicholas Financial Announces Public Offering of Common Stock
  and Commencement of Trading on the NASDAQ National Market
                           System

Clearwater, Florida, - April 8, 2004: Nicholas Financial, Inc. (Nasdaq, NICK) today announced that it plans to offer approximately 1,500,000 shares of common stock in a public offering. The proceeds of the issuance are expected to be used to pay down the Company's line of credit. In addition, approximately 900,000 shares of common stock will be offered by a group of selling shareholders.

Ferris, Baker Watts, Incorporated will serve as the managing underwriter for the offering. The Company has also granted the underwriter an option to purchase up to 360,000 additional shares of common stock to cover over-allotments, if any.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Once available, preliminary prospectuses may be obtained from Ferris, Baker Watts, Incorporated by contacting the office at the following address:

Ferris, Baker Watts, Inc. -100 Light Street, 8th Floor
Baltimore, MD 21202 (Fax) 410-659-4632

The Company also announced that its common stock began trading today on the NASDAQ National Market under the symbol "NICK." The Company's common stock was quoted and traded on the Nasdaq SmallCap System under the symbol "NICK" through April 6, 2004.

Founded in 1985, Nicholas Financial provides specialty consumer finance products through its 31 branch offices located throughout the eastern United States.

Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission. Such statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.

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